Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO

SECTION 305(b)(2) ☐

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

95-3571558
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

700 South Flower Street Suite 500 Los Angeles, California	90017
(Address of principal executive offices)	(Zip code)

Evelyn T. Furukawa

700 South Flower Street, Suite 500

Los Angeles, California 90017

213.630.6463

(Name, address and telephone number of agent for service)

KEY ENERGY SERVICES, INC.

(Exact name of obligor as specified in its charter)

Maryland	04-2648081
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 McKinney Street, Suite 1800 Houston, Texas	77010
(Address of principal executive offices)	(Zip code)

6.750% Senior Notes due 2021

(Title of the Indenture Securities)

KEY ENERGY SERVICES, LLC

(Exact name of obligor as specified in its charter)

Texas	20-8125567
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 McKinney Street, Suite 1800 Houston, Texas	77010
(Address of principal executive offices)	(Zip code)

Guarantee of 6.750% Senior Notes due 2021

(Title of the Indenture Securities)

KEY ENERGY SERVICES, CALIFORNIA, INC.

(Exact name of obligor as specified in its charter)

Texas	38-3799260
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 McKinney Street, Suite 1800 Houston, Texas	77010
(Address of principal executive offices)	(Zip code)

Guarantee of 6.750% Senior Notes due 2021

(Title of the Indenture Securities)

KEY ENERGY SERVICES (MEXICO), LLC

(Exact name of obligor as specified in its charter)

Delaware	20-4592429
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 McKinney Street, Suite 1800 Houston, Texas	77010
(Address of principal executive offices)	(Zip code)

Guarantee of 6.750% Senior Notes due 2021

(Title of the Indenture Securities)

MISR KEY ENERGY INVESTMENTS, LLC

(Exact name of obligor as specified in its charter)

Delaware	90-0374528
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 McKinney Street, Suite 1800 Houston, Texas	77010
(Address of principal executive offices)	(Zip code)

Guarantee of 6.750% Senior Notes due 2021

(Title of the Indenture Securities)

MISR KEY ENERGY SERVICES, LLC

(Exact name of obligor as specified in its charter)

Delaware	42-1537527
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 McKinney Street, Suite 1800 Houston, Texas	77010
(Address of principal executive offices)	(Zip code)

Guarantee of 6.750% Senior Notes due 2021

(Title of the Indenture Securities)

KEY ENERGY MEXICO, LLC

(Exact name of obligor as specified in its charter)

Delaware	26-2954871
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1301 McKinney Street, Suite 1800 Houston, Texas	77010
(Address of principal executive offices)	(Zip code)

Guarantee of 6.750% Senior Notes due 2021

(Title of the Indenture Securities)

1.	General information. Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219

Federal Reserve Bank	San Francisco, California 94105

Federal Deposit Insurance Corporation	Washington, D.C. 20429

(b) Whether it is authorized to exercise corporate trust powers.

Yes.

2. Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

3-15. Not applicable.

16. List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A. (Exhibit 1 to Form T-1 filed as Exhibit 25.1 to the Registration Statement on Form S-3 File No. 333-121948 and Exhibit 1 to Form T-1 filed as Exhibit 25.1 to the Registration Statement on Form S-3 No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed as Exhibit 25.1 to the Registration Statement on Form S-3 File No. 333-152875).

3.	A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed as Exhibit 25.1 to the Registration Statement on Form S-3 File No. 333-152875).

4.	A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed as Exhibit 25.1 to the Registration Statement on Form S-3 File No. 333-152875).

6.	The consent of the trustee required by Section 321(b) of the Act.

7.	A copy of the latest report of condition of the trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Houston, and State of Texas, on the 20th day of December, 2012.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/ s/ Julie Hoffman-Ramos
Name: Julie Hoffman-Ramos
Title: Vice-President

EXHIBIT 6

CONSENT OF THE TRUSTEE

Pursuant to the requirements of Section 321 (b) of the Trust Indenture Act of 1939, and in connection with the proposed issue of Key Services, Inc., The Bank of New York Mellon Trust Company, N.A. hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Julie Hoffman-Ramos
Julie Hoffman-Ramos
Vice-President

Houston, Texas

December 20, 2012

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 400 South Hope Street, Suite 400, Los Angeles, CA 90071

At the close of business September 30, 2012, published in accordance with Federal regulatory authority instructions.

Dollar Amounts in Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	752
Interest-bearing balances	384
Securities:
Held-to-maturity securities	0
Available-for-sale securities	664,282
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	66,500
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	6,314
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	0
Direct and indirect investments in real estate ventures	0
Not applicable
Intangible assets:
Goodwill	856,313
Other Intangible Assets	166,282
Other assets	127,866

Total assets	$1,888,693

LIABILITIES
Deposits:
In domestic offices	535
Noninterest-bearing	535
Interest-bearing	0

Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	0
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	230,606
Total liabilities	231,141
Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	1,121,520
Retained earnings	530,026
Accumulated other comprehensive income	5,006
Other equity capital components	0
Total bank equity capital	1,657,552
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	1,657,552

Total liabilities and equity capital (sum of items 21 and 28)	1,888,693

I, Karen Bayz, Vice President of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Karen Bayz             )                     Vice President

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Troy L. Kilpatrick, President             )

Frank P. Sulzberger, MD                   )                         Directors (Trustees)

William D. Lindelof, VP                    )